SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
of
SG COWEN LARGE CAP VALUE FUND
(Formerly, "Cowen Large Cap Value Fund" / Each dated
January 2, 1998)
SG COWEN INTERMEDIATE FIXED INCOME FUND
(Formerly, "Cowen Intermediate Fixed Income Fund" /
Each dated April 1, 1998)
SG COWEN GOVERNMENT SECURITIES FUND
(Formerly, "Cowen Government Securities Fund" / Each dated April 1, 1998)
SG COWEN OPPORTUNITY FUND
(Formerly, "Cowen Opportunity Fund" / Each dated April
1, 1998)
SG COWEN INCOME + GROWTH FUND, INC.
(Formerly, "Cowen Income + Growth Fund, Inc." / Each dated April 1, 1998)
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Until July 1, 1998, Cowen & Co. ("Cowen") served as
investment manager and principal underwriter to the above-referenced Funds (the "Funds"). On July 1, 1998,
Cowen's business was combined with Societe Generale
Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities
Corporation ("SG Cowen") (the "Acquisition"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Funds, with the existing investment management personnel of Cowen continuing to provide investment management services to the Funds, and Funds Distributors, Inc. has served as the new principal underwriter to the Funds. SG Cowen is also a selected dealer of the Funds' shares.
Additionally, effective as of July 1, 1998, the names of the Funds have been changed, as indicated above, in order to reflect the Funds' new management by SG Cowen.
Each of the management agreements between Cowen and the Funds provided for automatic termination in the event of its "assignment," which included consummation of the Acquisition. Accordingly, new management agreements between SG Cowen and each Fund (the "New Agreements"), identical in material respects with the prior management agreements, were approved by the Board of Directors of each Fund (the "Boards") at a meeting held on May 21, 1998. The Boards also approved the selection of Funds Distributors, Inc. as principal underwriter to the Funds. On June 16, 1998, Cowen and
SGSC were granted an exemptive order by the Securities and Exchange Commission (the "Order") pursuant to which the New Agreements were permitted to be implemented without shareholder approval beginning on July 1, 1998 and continuing, for a period of up to 150 days, through the date on which each of the New Agreements are approved or disapproved by the respective shareholders of the Funds. Under the terms of the Order, SG Cowen is allowed to receive advisory fees pursuant to the New
Agreements, provided that such fees are held in escrow pending shareholder approval of the New Agreements. A special meeting of shareholders to consider approval of the New Agreements is intended to be held on or about
September 17, 1998. There can be no assurance that the New Agreements will be approved by the Funds' respective shareholders. If a New Agreement is not approved, the escrowed fees accrued thereunder will be returned to the applicable Fund and the Fund's Board of Directors will consider other appropriate action.
July 1, 1998